UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2018

Whitestone REIT
(Exact Name of Registrant as Specified in Charter)

Maryland	001-34855	76-0594970

(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 South Gessner, Suite 500
Houston, TX	77063

(Address of Principal Executive Offices)	(Zip Code)

(713) 827-9595

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Whitestone REIT (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) on May 17, 2018. At the Annual Meeting, the Company’s shareholders voted on each of the proposals presented, which are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 29, 2018 (the “Proxy Statement’).

Set forth below are the preliminary voting results reported by the Company’s proxy solicitor, Innisfree M&A Incorporated (the “Proxy Solicitor”) based on the information available to the Proxy Solicitor. These results are preliminary estimates only and are subject to change based on the certification of the final vote by the inspector of election, IVS Associates, Inc. (“IVS”), for the Annual Meeting. The Company will file an amendment to this Current Report on Form 8-K to disclose the final voting results after receiving certification of the final vote by IVS.

Based on the preliminary voting results reported by the Proxy Solicitor, holders of 27,552,003 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting.1

Proposal 1: Election of Trustee

Based on the preliminary voting results from the Proxy Solicitor, each of Nandita V. Berry, Jack L. Mahaffey and James C. Mastandrea, constituting the Company’s full slate of nominees, was elected to serve on the Board of Trustees (the “Board”) of the Company until the 2021 annual meeting of shareholders and until his or her successor is duly elected and qualified, based on the following votes:

The Company's Nominees

Nominee	Votes For	Votes Withheld
Nandita V. Berry	15,246,539	1,468,231
Jack L. Mahaffey	14,139,896	2,574,874
James C. Mastandrea	25,337,389	2,214,614

KBS Strategic Opportunity REIT's Nominees

Nominee	Votes For	Votes Withheld
Kenneth H. Fearn, Jr.	10,667,266	169,967
David E. Snyder	10,640,507	196,726

Paul T. Lambert and David F. Taylor will continue to hold office until the 2019 annual meeting of shareholders, and Donald F. Keating and Najeeb A. Khan will continue to hold office until the 2020 annual meeting of shareholders.

Proposal 2: Advisory Vote on Executive Compensation

Based on the preliminary voting results from the Proxy Solicitor, an advisory resolution to approve executive compensation, as described in the Proxy Statement, was not approved, based on the following votes:

Votes For	Votes Against	Abstentions
9,964,995	16,806,551	780,455

[1] The preliminary voting results set forth in this Current Report on Form 8-K have been prepared by the Proxy Solicitor based on its work performed in connection with the Annual Meeting. These preliminary voting results reflect the Proxy Solicitor’s review and tabulation of each of the following: (i) white proxy cards received from registered holders by the Company; (ii) white proxy cards and blue proxy cards voted by Broadridge Financial Solutions (“Broadridge”) on behalf of custodian bank and broker clients; and (iii) white proxy cards voted by intermediaries for banks and brokers outside of the Broadridge system.

Proposal 3: Ratification of the Appointment of the Independent Registered Public Accounting Firm

Based on the preliminary voting results from the Proxy Solicitor, the proposal to ratify the appointment of Pannell Kerr Forster of Texas, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was approved, based on the following votes:

Votes For	Votes Against	Abstentions
26,107,430	904,087	540,484

Proposal 4: Non-Binding Shareholder Proposal to Declassify the Board

Based on the preliminary voting results from the Proxy Solicitor, an advisory resolution requesting that the Board take the steps necessary to declassify the Board, to require that all trustees stand for election annually and to prohibit the Board from taking action to classify the Board again without shareholder approval was approved, based on the following votes:

Votes For	Votes Against	Abstentions
21,662,509	3,276,250	1,714,280

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whitestone REIT
Date: May 23, 2018	By:	/s/ David K. Holeman
David K. Holeman
Chief Financial Officer